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                       Securities and Exchange Commission
                              Washington, DC 20549

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                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
                        (PURSUANT TO SECTION 13(e) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)


                                 LARCAN-TTC INC.
                     -------------------------------------
                              (Name of the Issuer)

                         LARCAN-TTC INC. and LARCAN INC.
                     -------------------------------------
                      (Name of Person(s) Filing Statement)

                                  Common Stock
                     -------------------------------------
                         (Title of Class of Securities)

                                     879558 10 4
                     -------------------------------------
                        (CUSIP Number of Class of Securities)

                     Ronald M. Eve, Secretary of Larcan-TTC Inc.
                 650 South Taylor Avenue, Louisville, Colorado 80027
                                   (303) 665-8000

                      Thomas F. Byrne, Secretary of Larcan Inc.
                         8 King Street East, Suite 1600
                        Toronto, Ontario, CANADA M5C 1B5
                                 (416) 364-1616
               --------------------------------------------------
                    (Name, Address and Telephone Number of Person
                  Authorized to Receive Notices and Communications
                      on Behalf of Person(s) Filing Statement)

                     This statement is filed in connection with (check the appropriate box):

                     a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

                     b. [ ] The filing of a registration statement under the Securities Act of 1933.

                     c.  [ ] A tender offer.

                     d.  [ ] None of the above.

                     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                            Calculation of Filing Fee
          ---------------------------------------------------------------
            Transaction Valuation*                Amount of Filing Fee
                $155,671.19                              $31.13
          ---------------------------------------------------------------

          [ ] Check box if any part of the fee is offset as provided by Rule 0-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          Amount previously paid: __________  Filing party: _______________

          Form or registration no.: ________  Date filed: _________________

          * For purposes of calculation of fee only, this amount is based on (i) 2,490,739 (the number of shares of Common Stock of LARCAN-TTC Inc. outstanding as of October 27, 1997 ("Common Stock") and not held by Larcan multiplied by $0.0625, the cash consideration per share, which product has been multiplied by 1/50th of one percent.

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              LARCAN-TTC Inc., a Delaware corporation (the "Company") and LARCAN
          INC., a Canadian corporation ("Larcan") hereby submit this Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Statement"). The Statement relates to a proposed Agreement and Plan of Merger dated as of July 17, 1997 (the "Merger Agreement") among Larcan, Larcan Sub Inc., a Delaware corporation and wholly-owned subsidiary of Larcan ("LSI"), and the Company pursuant to which LSI will be merged with and into the Company (the "Merger"). Pursuant to the Merger, each share (a "Share") of Common Stock, par value $0.04 per Share, of the Company issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares held by the Company as treasury stock or owned by Larcan, which Shares shall be cancelled, and (ii) Shares as to which appraisal rights have been exercised) will be, subject to certain limitations, converted at the election of the holder thereof, subject to the terms described in the proxy statement of the Company (the "Proxy Statement"), into the right to receive $0.0625 in cash.

              This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement is being filed by the Company with the Securities and Exchange Commission (the "Commission") contemporaneously with the filing of this Statement.

              The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement.






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                              CROSS REFERENCE SHEET


          ITEM IN SCHEDULE 13E-3    WHERE LOCATED IN THE PROXY STATEMENT


          Item 1(a)                 Cover Page

          Item 1(b) SUMMARY--The Merger; THE SPECIAL MEETING--Date; --Vote Required

          Item 1(c)-(d)             MARKET PRICES FOR THE COMMON STOCK

          Item 1(e)                 *

          Item 1(f)                 SPECIAL FACTORS--History and Background

          Item 2(a)-(g)             *

          Item 3(a)(1)              SPECIAL FACTORS--History and Background

          Item 3(a)(2)              *

          Item 3(b)                 *

          Item 4(a)                 Cover Page; SUMMARY--The Merger;
                                    GENERAL--Proposal to be Considered at
                                    the Special Meeting; THE MERGER
                                    AGREEMENT

          Item 4(b)                 *

          Item 5(a)-(g) SUMMARY--Conduct of Business After the Merger; SPECIAL FACTORS--History and Background; --Conduct of Business of the Company After the Merger

          Item 6(a) SUMMARY--Financing the Merger; SPECIAL FACTORS--Financing of Merger
                                    Consideration; THE MERGER
                                    AGREEMENT--Merger Consideration

          Item 6(b)                 SPECIAL FACTORS--Financing of Merger
                                    Consideration





          --------------------
          * The Item is inapplicable or the answer thereto is in the negative.


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          Item 6(c)                 *

          Item 6(d)                 *

          Item 7(a)-(c) SUMMARY--The Merger; --Purpose and Reason for the Merger; --Federal Tax Consequences; SPECIAL FACTORS--History and Background; --Purpose and Effects of and Alternatives to the Merger

          Item 7(d) SUMMARY--The Special Meeting; --The Merger; --Effective Time of Merger;
                                    GENERAL--Proposal to be Considered at
                                    the Special Meeting; SPECIAL FACTORS--
                                    Certain Federal Income Tax
                                    Consequences; THE MERGER AGREEMENT

          Item 8(a)-(b)             SUMMARY--Fairness of the Merger;
                                    SPECIAL FACTORS--History and
                                    Background; --Recommendations of the
                                    Company's Board of Directors; Fairness
                                    of the Merger; --Purpose and Effects of
                                    and Alternatives to the Merger

          Item 8(c) SUMMARY--Vote Required; GENERAL--Record Date; Voting Rights; GENERAL-- Recommendations of the Company's Board of Directors; Fairness of Merger; THE MERGER AGREEMENT--Voting Requirements

          Item 8(d)                 *

          Item 8(e) SPECIAL FACTORS--Recommendations of the Company's Board of Directors; Fairness of the Merger

          Item 8(f)                 *

          Item 9(a)-(c) SPECIAL FACTORS--Recommendations of the Company's Board of Directors; Fairness of the Merger

          Item 10(a) SUMMARY--Vote Required; GENERAL--Record Date; Voting Rights; THE MERGER AGREEMENT--Voting Requirements; MARKET
                                    PRICES FOR THE COMMON STOCK--Principal


          --------------------
          * The Item is inapplicable or the answer thereto is in the negative.


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                                    Holders of Securities; --Security
                                    Ownership of Management

          Item 10(b)                *

          Item 11                   SUMMARY--The Merger; --Vote Required;
                                    THE MERGER AGREEMENT; Annex A

          Item 12(a)-(b) SUMMARY--Vote Required; GENERAL--Record Date; Voting Rights; THE MERGER AGREEMENT--Voting Requirements

          Item 13(a) Cover Page; SUMMARY--The Merger; -- Appraisal Rights; GENERAL--Voting and Revocation of Proxies; APPRAISAL RIGHTS; Annex B

          Item 13(b)                *

          Item 13(c)                *

          Item 14(a)                BUSINESS INFORMATION REGARDING LTTC AND
                                    LARCAN--LTTC**

          Item 14(b)                *

          Item 15(a)-(b)            *

          Item 16                   *

          Item 17                   Materials to be filed as exhibits

               (a)                  *

               (b)                  *

               (c)                  --See Annex A to the Proxy Statement

               (d) Preliminary Proxy Statement dated ___________, together with Form of Proxy and Letter to Shareholders


          --------------------
          * The Item is inapplicable or the answer thereto is in the negative.

          ** The financial information required by this item is included in the Company's Annual Report on Form 10-K for the year ended June 30, 1997. Such Annual Report accompanies the Proxy Statement and is incorporated herein by reference.


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               (e)                  --See Annex B to the Proxy Statement

               (f)                  *


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          ITEM 1.  ISSUER AND CLASS OF SECURITIES SUBJECT TO THE
                   TRANSACTION

                (a) The information set forth on the cover page of the Proxy Statement is incorporated herein by reference.

                (b) The information set forth under "SUMMARY--The Merger"; "THE SPECIAL MEETING--Date"; and "--Vote Required" is incorporated herein by reference.

                (c)-(d) The information set forth under "MARKET PRICES FOR THE COMMON STOCK" is incorporated herein by reference.

                (e)  Not Applicable.

                (f) The information set forth under "SPECIAL FACTORS--History and Background" is incorporated herein by reference.

          ITEM 2.  IDENTITY AND BACKGROUND

                (a) This Schedule 13E-3 is being filed by LARCAN-TTC Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction and LARCAN INC.

                (b)-(c)  See Appendix A.

                (d)-(g)  Not applicable.

          ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

                (a)(1) The information set forth under "Special Factors--History and Background" is incorporated herein by reference.

                (a)(2)  Not Applicable.

                (b)  Not Applicable.

          PAGE 4.  TERMS OF THE TRANSACTIONS

                (a) The information set forth on the cover page and under "SUMMARY--The Merger"; "GENERAL--Proposal to be Considered at the Special Meeting"; and "THE MERGER AGREEMENT" is incorporated herein by reference.

                (b)  Not Applicable.






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          ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OF AFFILIATE

                (a)-(g) The information set forth under "SUMMARY--Conduct of Business After the Merger"; "SPECIAL FACTORS--History and Background"; and "--Conduct of Business of the Company After the Merger" is incorporated herein by reference.

          ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

                (a) The information set forth under "SUMMARY--Financing the Merger"; "SPECIAL FACTORS--Financing of Merger Consideration"; and "THE MERGER AGREEMENT--Merger Consideration" is incorporated herein by reference.

                (b) The information set forth under "SPECIAL FACTORS--Financing of Merger Consideration" is incorporated herein by reference.

                (c)  Not applicable.

                (d)  Not applicable.

          ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS

                (a)-(c) The information set forth under "SUMMARY--The Merger"; "--Purpose and Reason for the Merger"; "--Federal Tax Consequences"; "SPECIAL FACTORS--History and Background"; and "--Purpose and Effects of and Alternatives to the Merger" is incorporated herein by reference.

                (d) The information set forth under "SUMMARY--The Special Meeting"; "--The Merger"; "--Effective Time of Merger";
          "GENERAL--Proposal to be Considered at the Special Meeting"; "SPECIAL FACTORS--Certain Federal Income Tax Consequences"; and "THE MERGER AGREEMENT" is incorporated herein by reference.

          ITEM 8.  FAIRNESS OF THE TRANSACTIONS

                (a)-(b) The information set forth under "SUMMARY--Fairness of the Merger"; "SPECIAL FACTORS--History and Background";
          "--Recommendations of the Company's Board of Directors; Fairness of the Merger"; and "--Purpose and Effects of and Alternatives to the Merger is incorporated herein by reference.

                (c) The information set forth under "SUMMARY--Vote Required"; "GENERAL--Record Date"; "Voting Rights"; "GENERAL--Recommendations of the Company's Board of Directors"; "Fairness of Merger"; and "THE MERGER AGREEMENT--Voting Requirements" is incorporated herein by reference.




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                (d)  No representative was hired solely on behalf of
          unaffiliated security holders.

                (e) The information set forth under "SPECIAL FACTORS-- Recommendations of the Company's Board of Directors"; and "Fairness of the Merger" is incorporated herein by reference.

                (f)  Not applicable.

          ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

                (a)-(c) The information set forth under "SPECIAL FACTORS-- Recommendations of the Company's Board of Directors; Fairness of the Merger" is incorporated herein by reference.

          ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER

                (a) The information set forth under "SUMMARY--Vote Required"; "GENERAL--Record Date; Voting Rights"; "THE MERGER AGREEMENT--Voting Requirements"; "MARKET PRICES FOR THE COMMON STOCK--Principal Holders of Securities"; and "--Security Ownership of Management" is incorporated herein by reference.

                (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

          ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERTAKINGS WITH RESPECT TO THE ISSUER'S SECURITIES

                The information set forth under "SUMMARY--The Merger"; "--Vote Required"; "THE MERGER AGREEMENT"; and "Annex A" is incorporated herein by reference.

          ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

                (a)-(b) The information set forth under "SUMMARY--Vote Required"; "GENERAL--Record Date; Voting Rights"; and "THE MERGER AGREEMENT--Voting Requirements" is incorporated herein by reference.

          ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION

                (a) The information set forth on the cover page and under "SUMMARY--The Merger"; "--Appraisal Rights"; "GENERAL--Voting and Revocation of Proxies"; "APPRAISAL RIGHTS"; and "Annex B" is incorporated herein by reference.

                (b)  Not applicable.

                (c)  Not applicable.


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          ITEM 14.  FINANCIAL INFORMATION

                (a) The information set forth under "BUSINESS INFORMATION REGARDING LTTC AND LARCAN" in the Proxy Statement and the information set forth under Item 7 in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1997 is incorporated herein by reference.

                (b)  Not Applicable.

          ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

                (a)  Not Applicable.

                (b)  Not Applicable.

          ITEM 16.  ADDITIONAL INFORMATION

                Reference is hereby made to the Proxy Statement and to each exhibit attached thereto, each of which is incorporated by reference herein.

          ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS

                (a)  Not Applicable.

                (b)  Not Applicable.

                (c)(1) Agreement and Plan of Merger dated as of July 17, 1997 by and among Larcan Inc., Larcan Sub, Inc., and Larcan-TTC Inc. (incorporated by reference to Annex A to the Proxy Statement).

                (c)(2)  Not Applicable.

                (d) Proxy Statement and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement filed by LARCAN-TTC Inc. on the date hereof).

                (e)  Not Applicable.

                (f)  Not applicable.






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                After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Date: October 14, 1997

                                   LARCAN-TTC INC.


                                    By: /s/ Jim Wilson
                                        ---------------------------
                                        Name:   G. James Wilson
                                        Title:  President


                                   LARCAN INC.


                                    By: /s/ James D. Adamson
                                        ---------------------------
                                        Name:   James D. Adamson
                                        Title:  President



















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                                   APPENDIX A

The name, office, address and present principal occupation or employment of each executive officer and director of Larcan is:

                       Office and Principal             Residential or
    Name                    Occupation                 Business Address
    ----                    ----------                 ----------------

P. Clyde Turner        Chairman of the Board           228 Ambassador Drive
                       of Larcan                       Mississauga, Ontario
                                                       CANADA L5T 2J2

James D. Adamson       Director and President          228 Ambassador Drive
                       of Larcan                       Mississauga, Ontario
                                                       CANADA L5T 2J2

Paul A. Dickie         Director and Senior Vice        514 Chartwell Road
                       President of Larcan             P.O. Box 880
                       President of LRE                Oakville, Ontario
                                                       CANADA L6J 5C5

John E. Tremblay       Vice President, Engineering     228 Ambassador Drive
                                                       Mississauga, Ontario
                                                       CANADA L5T 2J2

Ronald E. Comforth     Vice President, Manufacturing   228 Ambassador Drive
                                                       Mississauga, Ontario
                                                       CANADA L5T 2J2

Stan Maruno            Vice President, Sales and       228 Ambassador Drive
                       Marketing                       Mississauga, Ontario
                                                       CANADA L5T 2J2

Michael P. Gagnon      Vice President, Customer        228 Ambassador Drive
                       Services and Treasurer          Mississauga, Ontario
                                                       CANADA L5T 2J2

Nancy E. McGee         Director and Assistant          514 Chartwell Road
                       Treasurer of Larcan             P.O. Box 880
                       Senior Vice President,          Oakville, Ontario
                       Chief Financial Officer         CANADA L6J 5C5
                       and Treasurer of LRE

Thomas F. Byrne        Director of Larcan              8 King Street East
                       Secretary of both Larcan        Suite 1600
                       and LRE                         Toronto, Ontario
                       Partner in the law firm         CANADA M5C 1B5
                       of Byrne, Crosby

Constance L. Crosby    Assistant Secretary of Larcan   8 King Street East
                       Partner in the law firm of      Suite 1600
                       Byrne, Crosby                   Toronto, Ontario
                                                       CANADA  M5C 1B5

George E. Patton       Director of Larcan              514 Chartwell Road
                       Chairman of the Board and       P.O. Box 80
                       Chief Executive Officer         Oakville, Ontario
                       of LRE                          CANADA L6J 5C5



The name, address and present principal occupation or employment of each executive officer and director of LARCAN-TTC is:

                       Office and Principal             Residential or
    Name                    Occupation                 Business Address
    ----                    ----------                 ----------------

Paul A. Dickie         Chairman of the Board           514 Chartwell Road
                                                       P.O. Box 880
                                                       Oakville, Ontario
                                                       CANADA L6J 5C5

Nancy E. McGee         Director                        514 Chartwell Road
                                                       P.O. Box 880
                                                       Oakville, Ontario
                                                       CANADA L6J 5C5

G. James Wilson        Director and President          650 South Taylor Avenue
                       of LARCAN-TTC                   Louisville, CO 80027

James D. Adamson       Director and Vice President     228 Ambassador Drive
                       of LARCAN-TTC                   Mississauga, Ontario
                                                       CANADA L5T 2J2

Byron W. St. Clair     Director                        650 South Taylor Avenue
                                                       Louisville, CO 80027

Dirk B. Freeman        Director and Assistant          650 South Taylor Avenue
                       Secretary                       Louisville, CO 80027

David Hale             Vice President, Operations      650 South Taylor Avenue
                                                       Louisville, CO 80027

Ronald M. Eve          Secretary and Controller        650 South Taylor Avenue
                                                       Louisville, CO 80027

Michael P. Gagnon      Treasurer                       228 Ambassador Drive
                                                       Mississauga, Ontario
                                                       CANADA L5T 2J2



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